Summary Prospectus
February 6, 2026
www.acuitasfunds.com/acuitas-small-cap-active-etf/
Acuitas Small Cap Active ETF
Trading Symbol: AIMS
Listed on The Nasdaq Stock Market LLC

Before you invest, you may want to review the Acuitas Small Cap Active ETF (the “Fund”) Statutory Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The current Statutory Prospectus and Statement of Additional Information dated January 28, 2026 are incorporated by reference into this Summary Prospectus. You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund online at www.acuitasfunds.com/acuitas-small-cap-active-etf/. You can also get this information at no cost by calling 800-617-0004 or by sending an email request to ETF@usbank.com.

Investment Objective
The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.75%
Distribution and Service (Rule 12b-1) Fees	0.00%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.75%
(1)The management fee is structured as a “unified fee.” Acuitas Investments, LLC (the “Adviser” or “Acuitas”) has agreed to pay all expenses incurred by the Fund except for the unified management fee payable to the Adviser, interest charges on any borrowings, dividends, and other expenses on securities sold short, taxes, brokerage commissions, and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses (as defined in Form N-1A) of the Fund and/or the Independent Trustees (defined below), and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (collectively, “Excluded Expenses”).
(2)“Other Expenses” are estimated for the Fund’s current fiscal year and include interest charges on borrowings, dividends and other expenses on securities sold short which are Excluded Expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$77	$240

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. No portfolio turnover rate is provided for the Fund because the Fund had not commenced operations prior to the date of this Prospectus.
Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings made for investment purposes) in small-capitalization companies. The Fund defines small-capitalization (“small cap”) companies as those companies with a market capitalization, at the time of initial investment, that is equal to or smaller than the largest company in the Russell 2000® Index. As of December 31, 2025, the largest company comprising the Russell 2000® Index was $31.15 billion. The Fund invests primarily in equity securities, which may include common stock, preferred stock, common and preferred stock of real estate investment trusts (“REITs”), exchange-traded funds (“ETFs”) consisting primarily of small cap equity securities, rights, warrants, publicly traded partnerships, and securities convertible into common stock.
The Fund pursues its investment objective using a “multi-manager” process, allocating assets among a carefully selected group of asset managers (the “Model Portfolio Providers”). The Adviser selects the Fund’s Model Portfolio Providers using its manager research and selection process, which seeks to identify Model Portfolio Providers whose securities suggested for inclusion in the Fund’s portfolio are likely to achieve outperformance over a long time horizon. The Model Portfolio Providers will create model portfolios tracking the Fund’s principal investment strategies and provide the recommended model portfolios at regular intervals, typically biweekly. The Adviser analyzes and evaluates each recommended model portfolio and determines the weighting of each portfolio and how any changes are implemented at the Fund level.
The Adviser’s dynamic Model Portfolio Provider selection process is research driven. The Adviser develops a strong fundamental and quantitative understanding of each potential Model Portfolio Provider’s investment strengths, the types of securities the Model Portfolio Provider is likely to invest in, and in what markets that Model Portfolio Provider would be likely to perform well or poorly. The Adviser may select Model Portfolio Providers that invest in any combination of value, growth, or core small cap investments in an effort to diversify the Fund’s portfolio while capitalizing on the underlying Model Portfolio Providers’ stock selection skills. The Adviser’s manager selection process also includes a comprehensive operational and compliance assessment of each Model Portfolio Provider.

In selecting investments for the Fund, each Model Portfolio Provider may identify small cap companies across industries that are expected to benefit from long-term industry, general market, or company-specific trends. Each Model Portfolio Provider may select securities based upon fundamental analysis of industries and the economic cycle, company-specific analysis such as product cycles and quality of management, rigorous valuation analysis, or a number of other criteria intended to help the Fund achieve its investment objective. The Fund may sell investments to secure gains, limit losses or reinvest in more promising investment opportunities that will, in the opinion of the Adviser, improve the long-term expected return of the Fund’s overall portfolio. The Fund is not limited by a fixed allocation of assets to equity securities of either growth or value companies and, depending on the economic environment and judgment of the Adviser and Model Portfolio Providers, may invest in either growth companies or value companies to the exclusion of the other. In addition, the Fund may invest in ETFs in order to equitize cash balances if cash levels are unusually high and if no potential replacement securities have been identified for purchase in the short-term. ETFs will be selected based on their ability to offer specific market capitalization, sector and style exposure desired.
The Adviser has responsibility for allocating Fund assets among Model Portfolio Providers in a manner that the Adviser believes will provide better risk/reward characteristics, fewer capacity constraints, and be able to most effectively exploit the return opportunities in inefficient equity markets. The Adviser may direct a Model Portfolio Provider to reduce or limit proposed investments in certain assets or asset classes to achieve the desired composition of the Fund’s portfolio.
The Adviser expects, at times, to engage in active and frequent trading with high portfolio turnover of the Fund’s portfolio investments to achieve the Fund’s investment objective. The Adviser expects annual portfolio turnover rate may, at times, exceed 100% of the average value of the Fund’s portfolio.
Principal Risks
As with any fund, there are risks to investing. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. In addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time. The principal risks of investing in the Fund are summarized below.
ETF Risks. The Fund is an ETF, and, as a result of its structure, it is exposed to the following risks:
•Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has only a limited number of institutional investors (known as “Authorized Participants” or “APs”) that are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to the Fund’s net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. This may lead to the widening of bid/ask spreads quoted throughout the day.
•Costs of Buying or Selling Shares. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments. This may lead to the widening of bid/ask spreads quoted throughout the day.
•Shares May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. Although it is expected that the market price of shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant. This may lead to the widening of bid/ask spreads quoted throughout the day.
•Trading. Although shares of the Fund are listed for trading on The Nasdaq Stock Market LLC (the “Exchange”), there can be no assurance that an active trading market for shares will develop or be maintained or that shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the market for shares of the Fund may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. This adverse effect on liquidity for the Fund’s shares, in turn, can lead to differences between the market price of the Fund’s shares and the underlying value of those shares. In addition, trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable. This may lead to the widening of bid/ask spreads quoted throughout the day.
•Early Close/Trading Halt. An exchange or market may close early or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. This may lead to the widening of bid/ask spreads quoted throughout the day.
New Fund Risk. The Fund is a recently organized investment company with no operating history prior to the date of this Prospectus. As a result, prospective investors have no track record or history on which their investment decision.
Equity Securities Risk. Equity securities, which include common stocks, may decline in value because of changes in the price of a particular holding or a broad stock market decline. Common stock ranks below preferred stock and debt securities in claims for dividends and for assets of the company in liquidation or bankruptcy. The value of a security may decline for a number of reasons that directly relate to the issuer of a security or broader economic or market events including changes in interest rates.
Small Capitalization Company Risk. The Fund’s investments in small capitalization companies may be less liquid and their securities’ prices may fluctuate more than those of larger, more established companies. These factors could adversely affect the Fund’s ability to sell such securities at a desirable time and price.
Market Events Risk. U.S. and international markets have experienced (and may continue to experience) significant periods of volatility due to a number of economic, political, and global macro factors,

including elevated inflation levels, trade tensions, tariff arrangements, and wars. These and other events may cause market disruptions and could have an adverse effect on the value of the Fund’s investments.
Multi-Manager Risk. The success of the Fund’s strategy depends on, among other things, the Adviser’s skill in selecting Model Portfolio Providers and their skills in executing the relevant strategy. The Model Portfolio Providers’ strategies may be out of favor at any time. The investment decisions of Model Portfolio Providers may not complement each other as expected by the Adviser, in which case the Fund’s performance could be adversely affected.
Value Investment Risk. The Fund may invest in securities the Adviser or Model Portfolio Provider believes are undervalued. The value of the Fund’s shares may decline, even if stock prices generally are rising because value stocks may fall out of favor with the market or react differently to market, political and economic developments.
Growth Company Risk. The Fund may invest in growth securities that are susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.
REIT Risk. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. REITs typically are subject to management fees and other expenses that are separate from those of the Fund, and the Fund will bear a proportionate share of those fees and expenses.
Investments in ETFs Risk. An investment in an ETF involves substantially the same risks as investing directly in the underlying securities. An ETF may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund’s performance. The Fund must pay its pro rata portion of an ETF’s fees and expenses. Shares of an ETF may trade at a premium or discount to the net asset value of its portfolio securities. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted. Only APs are authorized to purchase and redeem shares from an ETF. As a result, an ETF may trade at a material discount to NAV if authorized participants exit the business or otherwise become unable to process creation and/or redemption orders. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace such that active trading markets may not develop.
Publicly Traded Partnership Risk. Investing in publicly traded partnerships (including master limited partnerships) involves risks not typically associated with publicly traded companies. Publicly traded partnerships are exposed to the risks of their underlying assets, which in many cases includes the same types of risks as energy and natural resources companies, such as commodity pricing risk, supply and demand risk and depletion and exploration risk. Publicly traded partnerships are also subject to capital markets risk, which is the risk that they are unable to raise capital to execute their growth strategies. Publicly traded partnerships are also subject to a tax risk that they may lose their tax status as a partnership, which, subject to the application of certain partnership audit rules, do not pay tax at the partnership level, and be subject to tax as a corporation.
Preferred Stock Risk. Preferred stock is a class of a capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer’s ability to make payments on the preferred stock.

Convertible Securities Risk. Investments in convertible securities entail some of the risks of both equity and debt securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with the fluctuations in the market value of the underlying securities or any changes in the issuer’s credit rating. Convertible securities are subject to the risk that the credit rating of the issuer may have an effect on the value of the convertible securities.
Rights and Warrants Risk. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities that may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date. If a right or warrant held by the Fund is not exercised by the date of its expiration, the Fund would lose the entire purchase price of the right or warrant. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.
Tracking Risk. The Fund’s return may not track the return of the model portfolios for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the model portfolios, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the model portfolios. In addition, when the Fund uses a representative sampling approach, the Fund may not be as well correlated with the return of the model portfolios as when the Fund purchases all of the securities in the model portfolios in the proportions in which they are represented in the model portfolios.
High Portfolio Turnover Risk. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability. High portfolio turnover also necessarily results in greater transaction costs which may reduce Fund performance.
Investment Style Risk. The Adviser, using the recommendations from the Model Portfolio Providers, actively makes investment decisions for the Fund through bottom-up stock selection. Accordingly, the Fund will have risk characteristics that differ from its benchmark index. The Adviser’s and/or the Model Portfolio Providers’ judgment about the attractiveness, relative value, or potential appreciation of a particular stock may prove to be incorrect and cause the Fund to lose money or underperform compared to its benchmark index. There can be no assurance that the Adviser’s and/or the Model Portfolio Providers’ investment decisions and recommendations will produce the desired results.
Performance
Performance information for the Fund is not included because the Fund had not commenced operations prior to the date of this Prospectus. Performance information will be available once the Fund has at least one calendar year of performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future and does not guarantee future results. Updated performance information will be available on the Fund’s website at www.acuitasfunds.com or by calling the Fund toll-free at 1-800-617-0004.

Management
Investment Adviser
Acuitas Investments, LLC is the Fund’s investment adviser.

Investment Subadviser
Vident Advisory, LLC (d/b/a Vident Asset Management) (the “Subadviser”) is the Fund’s subadviser.

Portfolio Managers
The Fund is managed by the Adviser’s investment team for the Fund, which is composed of:

Portfolio Manager	Year Service Began with the Fund	Title
Chris Tessin, CFA	2026	CIO/Portfolio Manager
Matt Nieman, CFA	2026	Portfolio Manager/Senior Research Analyst

Purchase and Sale of Fund Shares
Shares of the Fund are listed on the Exchange, and individual shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because shares of the Fund trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems its shares at NAV only in large specified numbers of shares known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.acuitasfunds.com.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information. Currently the Adviser is not paying Intermediaries for the sale or promotion of shares.